Exhibit 99.2

FINANCIAL SUPPLEMENT As of December 31, 2012

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:

Aspen Insurance Holdings Limited

Kerry Calaiaro, Senior Vice President,
Investor Relations

T: +1 646-502-1076

email: kerry.calaiaro@aspen.co

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED

ASPEN INSURANCE HOLDINGS LIMITED

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2011. Unless otherwise noted, all data is in U.S. dollars millions, except for per share amounts, percentages and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Annualized operating return on average equity is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders’ equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders’ equity to average shareholders’ equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 23 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 22.

Growth in adjusted diluted book value per share (“Adjusted BVPS”) (is not a non-GAAP financial measure): The growth in Adjusted BVPS is defined as the annual change in diluted book value per share after adding back dividends paid to ordinary shareholders during the year.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in US$ millions except for percentages, share and per share amounts)	2012	2011	Change	2012	2011	Change

Gross written premium	$576.2	$458.7	25.6%	$2,583.3	$2,207.8	17.0%
Net written premium	$524.4	$431.2	21.6%	$2,246.9	$1,929.1	16.5%
Net earned premium	$558.5	$489.4	14.1%	$2,083.5	$1,888.5	10.3%
Net income/(loss) after tax (1)	$2.0	$12.4	(83.9%)	$280.4	$(110.1)	NM
Operating (loss)/income after tax (1)	$(2.9)	$5.0	NM	$279.9	$(70.4)	NM
Net investment income	$51.1	$54.2	(5.7%)	$204.9	$225.6	(9.2%)
Underwriting (loss)/income (1)	$(45.0)	$(69.9)	NM	$118.7	$(299.0)	NM

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend (1)	$(0.09)	$0.09	NM	$3.51	$(1.88)	NM
Operating (loss)/income adjusted for preference share dividend (1)	$(0.15)	$(0.01)	NM	$3.50	$(1.32)	NM
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend (1)	$(0.09)	$0.09	NM	$3.38	$(1.88)	NM
Operating (loss)/income adjusted for preference share dividend (1)	$(0.15)	$(0.01)	NM	$3.37	$(1.32)	NM
Weighted average number of ordinary shares outstanding (in millions of shares)	71.007	70.615	0.6%	71.096	70.665	0.6%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.558	73.258	0.4%	73.689	70.655	4.3%
Book value per ordinary share (1)	$42.12	$39.66	6.2%	$42.12	$39.66	6.2%
Diluted book value per ordinary share (1)	$40.65	$38.21	6.4%	$40.65	$38.21	6.4%
Ordinary shares outstanding at December 31, 2012 and December 31, 2011 (in millions of shares)	70.754	70.656
Diluted ordinary shares outstanding at December 31, 2012 and December 31, 2011 (in millions of shares)	73.312	73.339

Underwriting Ratios
Loss ratio	78.3%	80.6%		59.4%	82.4%
Policy acquisition expense ratio	14.3%	17.5%		18.3%	18.4%
General, administrative and corporate expense ratio (1)	15.4%	16.2%		16.6%	15.1%
Expense ratio (1)	29.7%	33.7%		34.9%	33.5%
Combined ratio (1)	108.0%	114.3%		94.3%	115.9%

Return On Equity
Average equity (2)	$3,013.2	$2,781.4		$2,933.8	$2,776.5
Return on average equity
Net (loss)/income adjusted for preference share dividend (1)	(0.2%)	0.2%		8.5%	(4.8%)
Operating (loss)/income adjusted for preference share dividend (1)	(0.4%)	–		8.5%	(3.4%)
Annualized return on average equity
Net (loss)/income (1)	(0.8%)	0.8%		8.5%	(4.8%)
Operating (loss)/income (1)	(1.6%)	–		8.5%	(3.4%)

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Average equity excludes preference shares.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations - Quarterly Results

(in US$ millions except for percentages and per share amounts)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
UNDERWRITING REVENUES
Gross written premiums	$576.2	$558.4	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3
Premiums ceded	(51.8)	(51.3)	(84.7)	(148.6)	(27.5)	(33.0)	(56.5)	(161.7)

Net written premiums	524.4	507.1	581.9	633.5	431.2	462.6	525.7	509.6
Change in unearned premiums	34.1	9.1	(68.5)	(138.1)	58.2	24.3	(65.9)	(57.2)

Net earned premiums	558.5	516.2	513.4	495.4	489.4	486.9	459.8	452.4

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	437.4	255.0	262.1	284.0	394.5	306.2	326.4	528.9
Policy acquisition expenses	80.0	103.1	102.0	96.1	85.5	93.4	86.7	81.4
General, administrative and corporate expenses (1)	86.1	90.7	83.5	84.8	79.3	72.0	70.7	62.5

Total underwriting expenses	603.5	448.8	447.6	464.9	559.3	471.6	483.8	672.8

Underwriting (loss)/income including corporate expenses	(45.0)	67.4	65.8	30.5	(69.9)	15.3	(24.0)	(220.4)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	51.1	48.6	52.8	52.4	54.2	57.3	58.6	55.5
Interest expense	(7.7)	(7.8)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)
Other (expense)/income	(6.2)	4.5	2.9	(0.3)	3.6	(9.1)	6.8	(8.1)

Total other operating revenue	37.2	45.3	48.0	44.4	50.1	40.5	57.7	39.7

OPERATING (LOSS)/INCOME BEFORE TAX	(7.8)	112.7	113.8	74.9	(19.8)	55.8	33.7	(180.7)
Net realized and unrealized exchange (losses)/gains (2)	(0.4)	7.7	(13.0)	3.7	2.3	0.3	(7.7)	2.9
Net realized and unrealized investment gains/(losses) (3)	5.6	2.7	(10.0)	5.5	6.0	(32.9)	(15.7)	8.5

(LOSS)/INCOME BEFORE TAX	(2.6)	123.1	90.8	84.1	(11.5)	23.2	10.3	(169.3)
Income tax recovery/(expense)	4.6	(8.0)	(6.2)	(5.4)	23.9	(2.0)	(1.2)	16.5

NET INCOME/(LOSS) AFTER TAX	2.0	115.1	84.6	78.7	12.4	21.2	9.1	(152.8)
Dividends paid on ordinary shares	(12.0)	(12.2)	(12.2)	(10.6)	(10.7)	(10.6)	(10.6)	(10.6)
Dividends paid on preference shares	(8.5)	(8.6)	(8.3)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Dividends paid to non-controlling interest	-	(0.1)	-	-	-	(0.1)	-	-
Proportion due to non-controlling interest	(0.1)	-	0.2	0.1	(0.2)	(0.1)	0.2	0.2

Retained (loss)/income	$(18.6)	$94.2	$64.3	$62.5	$(4.2)	$4.7	$(7.0)	$(168.9)

Components of net income/(loss) after tax
Operating (loss)/income	$(2.9)	$106.5	$105.8	$70.5	$5.0	$55.5	$30.8	$(161.7)
Net realized and unrealized exchange (losses)/gains after tax (2)	(0.4)	6.1	(10.9)	3.0	3.7	(0.8)	(4.8)	1.8
Net realized and unrealized investment gains/ (losses) after tax (3)	5.3	2.5	(10.3)	5.2	3.7	(33.5)	(16.9)	7.1

NET INCOME/(LOSS) AFTER TAX	$2.0	$115.1	$84.6	$78.7	$12.4	$21.2	$9.1	$(152.8)

Loss ratio	78.3%	49.4%	51.1%	57.3%	80.6%	62.9%	71.0%	116.9%
Policy acquisition expense ratio	14.3%	20.0%	19.9%	19.4%	17.5%	19.2%	18.9%	18.0%
General, administrative and corporate expense ratio (1)	15.4%	17.6%	16.3%	17.1%	16.2%	14.8%	15.4%	13.8%
Expense ratio	29.7%	37.6%	36.2%	36.5%	33.7%	34.0%	34.3%	31.8%
Combined ratio	108.0%	87.0%	87.3%	93.8%	114.3%	96.9%	105.3%	148.7%
Basic (losses)/earnings per share (4)	$(0.09)	$1.50	$1.07	$1.03	$0.09	$0.22	$0.05	$(2.25)
Diluted (losses)/earnings per share (4)	$(0.09)	$1.45	$1.03	$0.99	$0.09	$0.21	$0.05	$(2.25)
Annualized return on average equity
Net (loss)/income	(0.8%)	14.4%	10.8%	10.4%	0.8%	2.4%	0.4%	(22.8%)
Operating (loss)/income	(1.6%)	13.2%	13.6%	9.2%	-	7.2%	3.6%	(24.0%)

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(4) Adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations - Full Year Results

	Twelve Months Ended December 31,
(in US$ millions except for percentages)	2012	2011	2010
UNDERWRITING REVENUES
Gross written premiums	$2,583.3	$2,207.8	$2,076.8
Premiums ceded	(336.4)	(278.7)	(185.7)

Net written premiums	2,246.9	1,929.1	1,891.1
Change in unearned premiums	(163.4)	(40.6)	7.8

Net earned premiums	2,083.5	1,888.5	1,898.9

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	1,238.5	1,556.0	1,248.7
Policy acquisition expenses	381.2	347.0	328.5
General, administrative and corporate expenses (1)	345.1	284.5	258.6

Total underwriting expenses	1,964.8	2,187.5	1,835.8

Underwriting income/(loss) including corporate expenses	118.7	(299.0)	63.1

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	204.9	225.6	232.0
Interest expense	(30.9)	(30.8)	(16.5)
Other income/(expense)	0.9	(6.8)	2.1

Total other operating revenue	174.9	188.0	217.6

OPERATING INCOME/(LOSS) BEFORE TAX	293.6	(111.0)	280.7

Net realized and unrealized exchange (losses)/gains (2)	(2.0)	(2.2)	2.2
Net realized and unrealized investment gains/(losses) (3)	3.8	(34.1)	57.4

INCOME/(LOSS) BEFORE TAX	295.4	(147.3)	340.3
Income tax (expense)/recovery	(15.0)	37.2	(27.6)

NET INCOME/(LOSS) AFTER TAX	280.4	(110.1)	312.7
Dividends paid on ordinary shares	(47.0)	(42.5)	(46.5)
Dividends paid on preference shares	(31.1)	(22.8)	(22.8)
Dividends paid to non-controlling interest	(0.1)	(0.1)	-
Proportion due to non-controlling interest	0.2	0.1	0.3

Retained income/(loss)	$202.4	$(175.4)	$243.7

Components of net income/(loss) after tax
Operating income/(loss)	279.9	(70.4)	258.9
Net realized and unrealized exchange (losses)/gains after tax (2)	(2.2)	(0.1)	2.9
Net realized and unrealized investment gains/(losses) after tax (3)	2.7	(39.6)	50.9

NET INCOME/(LOSS) AFTER TAX	$280.4	$(110.1)	$312.7

Loss ratio	59.4%	82.4%	65.8%
Policy acquisition expense ratio	18.3%	18.4%	17.3%
General, administrative and corporate expense ratio (1)	16.6%	15.1%	13.6%
Expense ratio	34.9%	33.5%	30.9%
Combined ratio	94.3%	115.9%	96.7%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2)	Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3)	Includes the net realized and unrealized gains/(losses) from interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Balance Sheets

(in US$ millions except for per share amounts)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
ASSETS
Investments
Fixed income maturities	$6,013.4	$5,983.1	$5,791.2	$5,842.1	$5,820.2	$5,992.8	$5,972.8	$5,896.1
Equity securities	200.1	197.1	187.4	188.1	179.5	163.8	178.1	173.5
Other investments	45.0	34.8	33.1	33.1	33.1	32.3	30.0	30.1
Short-term investments	433.9	505.3	503.6	433.8	302.3	295.9	202.8	187.6

Total investments	6,692.4	6,720.3	6,515.3	6,497.1	6,335.1	6,484.8	6,383.7	6,287.3

Cash and cash equivalents	1,463.6	1,374.2	1,309.0	1,173.3	1,239.1	1,038.8	1,074.1	1,116.9
Reinsurance recoverables
Unpaid losses	499.0	461.6	457.4	455.4	426.6	357.7	359.3	334.0
Ceded unearned premiums	122.6	151.3	190.8	175.3	87.8	129.9	146.2	167.4
Receivables
Underwriting premiums	1,057.5	993.4	1,063.3	1,061.2	894.4	957.2	1,054.3	940.0
Other	68.5	76.4	75.1	70.2	69.7	69.3	70.0	62.8
Funds withheld	84.3	79.5	91.0	86.9	90.7	65.1	81.9	86.3
Deferred policy acquisition costs (1)	223.0	232.0	233.2	215.3	184.5	192.2	191.0	178.2
Derivatives at fair value	2.0	5.8	3.3	0.9	1.3	5.8	5.7	7.4
Receivable for securities sold	0.2	14.6	9.5	2.0	1.1	0.5	21.2	10.6
Office properties and equipment	57.9	59.1	56.9	58.5	53.9	49.5	45.0	38.6
Income tax receivable	2.4	12.3	15.7	20.3	19.5	2.5	19.9	5.2
Other assets	18.2	38.1	39.3	31.1	36.8	31.2	30.2	29.4
Intangible assets	19.0	19.2	19.5	19.7	20.0	20.3	20.5	20.7

Total assets	$10,310.6	$10,237.8	$10,079.3	$9,867.2	$9,460.5	$9,404.8	$9,503.0	$9,284.8

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,779.7	$4,639.6	$4,556.4	$4,585.7	$4,525.2	$4,399.4	$4,391.7	$4,229.3
Unearned premiums	1,120.8	1,184.0	1,223.8	1,146.3	916.1	1,014.5	1,086.2	1,028.3

Total insurance reserves	5,900.5	5,823.6	5,780.2	5,732.0	5,441.3	5,413.9	5,477.9	5,257.6

Payables
Reinsurance premiums	154.1	71.1	109.5	192.2	155.8	135.2	181.6	226.9
Taxation	11.8	23.7	22.5	22.9	18.5	35.2	49.1	45.3
Accrued expenses and other payables	249.3	261.4	230.3	208.9	187.8	186.0	204.8	214.5
Liabilities under derivative contracts	7.4	4.7	2.7	1.3	2.1	-	-	3.5

Total payables	422.6	360.9	365.0	425.3	364.2	356.4	435.5	490.2

Long-term debt	499.1	499.1	499.0	499.0	499.0	498.9	498.9	498.8

Total liabilities	6,822.2	6,683.6	6,644.2	6,656.3	6,304.5	6,269.2	6,412.3	6,246.6

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.2	(0.1)	0.1	0.3	0.4	0.2	0.1	0.3
Preference shares	-	-	-	-	-	-	-	-
Additional paid-in capital	1,516.7	1,521.9	1,523.2	1,390.8	1,385.0	1,381.8	1,388.2	1,388.2
Retained earnings (1)	1,544.0	1,562.6	1,468.4	1,404.1	1,341.6	1,345.8	1,341.1	1,348.1
Accumulated other comprehensive income, net of taxes	427.4	469.7	443.3	415.6	428.9	407.7	361.2	301.5

Total shareholders’ equity	3,488.4	3,554.2	3,435.1	3,210.9	3,156.0	3,135.6	3,090.7	3,038.2

Total liabilities and shareholders’ equity	$10,310.6	$10,237.8	$10,079.3	$9,867.2	$9,460.5	$9,404.8	$9,503.0	$9,284.8

Book value per ordinary share	$42.12	$42.90	$41.41	$39.96	$39.66	$39.41	$38.64	$37.96
Book value per diluted ordinary share	$40.65	$41.53	$40.01	$38.58	$38.21	$38.07	$37.24	$36.48

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Earnings Per Share and Book Value Per Share

	Three Months Ended		Twelve Months Ended
(in US$ except for number of shares)	December 31, 2012	December 31, 2011 (1)	December 31, 2012	December 31, 2011 (1)

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(0.09)	$0.09	$3.51	$(1.88)
Operating (loss)/income adjusted for preference share dividend	$(0.15)	$(0.01)	$3.50	$(1.32)
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(0.09)	$0.09	$3.38	$(1.88)
Operating (loss)/income adjusted for preference share dividend	$(0.15)	$(0.01)	$3.37	$(1.32)

Weighted average number of ordinary shares outstanding (in millions) (2)	71.007	70.615	71.096	70.665
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions) (2)	73.558	73.258	73.689	70.655

Book value per ordinary share	$42.12	$39.66	$42.12	$39.66
Diluted book value per ordinary share	$40.65	$38.21	$40.65	$38.21

Ordinary shares outstanding at end of the period (in millions)	70.754	70.656	70.754	70.656
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	73.312	73.339	73.312	73.339

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) The basic and diluted number of ordinary shares for the twelve months ended December 31, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

Return On Average Equity

	Three Months Ended		Twelve Months Ended
(in US$ millions except for percentages)	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Average shareholders’ equity (1)	$3,521.3	$3,135.0	$3,394.4	$3,130.1
Average preference shares	(508.1)	(353.6)	(460.6)	(353.6)

Average ordinary shareholders’ equity	$3,013.2	$2,781.4	$2,933.8	$2,776.5

Return on average equity:
Net (loss)/income adjusted for preference share dividend	(0.2%)	0.2%	8.5%	(4.8%)
Operating (loss)/income adjusted for preference share dividend	(0.4%)	–	8.5%	(3.4%)

Annualized return on average equity:
Net (loss)/income	(0.8%)	0.8%	8.5%	(4.8%)
Operating (loss)/income	(1.6%)	–	8.5%	(3.4%)

Components of return on average equity:

Return on average equity from underwriting activity (2)	(1.5%)	(2.5%)	4.0%	(10.8%)
Return on average equity from investment and other activity (3)	1.0%	1.6%	4.9%	5.9%
Pre-tax operating (loss)/income return on average equity	(0.5%)	(0.9%)	8.9%	(4.8%)
Post-tax operating (loss)/income return on average equity (4)	(0.4%)	–	8.5%	(3.4%)

See page 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Calculated by using underwriting income.

(3) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.

(4) Calculated by using operating income after-tax adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$194.4	$381.8	$576.2	$186.3	$272.4	$458.7
Net written premiums	193.7	330.7	524.4	182.3	248.9	431.2
Gross earned premiums	317.2	328.2	645.4	311.9	245.7	557.6
Net earned premiums	299.8	258.7	558.5	288.7	200.7	489.4
Losses and loss adjustment expenses	248.9	188.5	437.4	278.1	116.4	394.5
Policy acquisition expenses	41.0	39.0	80.0	47.4	38.1	85.5
General and administrative expenses (1)	31.3	41.9	73.2	33.2	33.5	66.7

Underwriting (loss)/income	$(21.4)	$(10.7)	$(32.1)	$(70.0)	$12.7	$(57.3)

Net investment income			51.1			54.2
Net realized and unrealized investment gains (2)			5.6			6.0
Corporate (expenses)			(12.9)			(12.6)
Other (expenses)/income			(6.2)			3.6
Interest (expense)			(7.7)			(7.7)
Net realized and unrealized foreign exchange (losses)/gains (3)			(0.4)			2.3

(Loss) before income taxes			$(2.6)			$(11.5)
Income tax recovery			4.6			23.9

Net income			$2.0			$12.4

Ratios
Loss ratio	83.0%	72.9%	78.3%	96.3%	58.0%	80.6%
Policy acquisition expense ratio	13.7%	15.1%	14.3%	16.4%	19.0%	17.5%
General and administrative expense ratio (1,4)	10.4%	16.2%	15.4%	11.5%	16.7%	16.2%
Expense ratio	24.1%	31.3%	29.7%	27.9%	35.7%	33.7%
Combined ratio	107.1%	104.2%	108.0%	124.2%	93.7%	114.3%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,227.9	$1,355.4	$2,583.3	$1,187.5	$1,020.3	$2,207.8
Net written premiums	1,156.9	1,090.0	2,246.9	1,098.1	831.0	1,929.1
Gross earned premiums	1,208.0	1,177.0	2,385.0	1,190.6	950.5	2,141.1
Net earned premiums	1,132.4	951.1	2,083.5	1,108.3	780.2	1,888.5
Losses and loss adjustment expenses	635.3	603.2	1,238.5	1,083.3	472.7	1,556.0
Policy acquisition expenses	207.8	173.4	381.2	197.7	149.3	347.0
General and administrative expenses (1)	123.9	168.2	292.1	111.8	128.0	239.8

Underwriting income/(loss)	$165.4	$6.3	$171.7	$(284.5)	$30.2	$(254.3)

Net investment income			204.9			225.6
Net realized and unrealized investment gains/(losses) (2)			3.8			(34.1)
Corporate (expenses)			(53.0)			(44.7)
Other income/(expenses)			0.9			(6.8)
Interest (expense)			(30.9)			(30.8)
Net realized and unrealized foreign exchange (losses) (3)			(2.0)			(2.2)

Income/(loss) before income tax			$295.4			$(147.3)
Income tax (expense)/recovery			(15.0)			37.2

Net income/(loss)			$280.4			$(110.1)

Ratios
Loss ratio	56.1%	63.4%	59.4%	97.7%	60.6%	82.4%
Policy acquisition expense ratio	18.4%	18.2%	18.3%	17.8%	19.1%	18.4%
General and administrative expense ratio (1,4)	10.9%	17.7%	16.6%	10.1%	16.4%	15.1%
Expense ratio	29.3%	35.9%	34.9%	27.9%	35.5%	33.5%
Combined ratio	85.4%	99.3%	94.3%	125.6%	96.1%	115.9%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Gross written premiums	$194.4	$259.5	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1
Net written premiums	193.7	256.9	276.8	429.5	182.3	270.5	256.9	388.4
Gross earned premiums	317.2	299.8	300.8	290.2	311.9	303.2	290.7	284.8
Net earned premiums	299.8	279.6	282.0	271.0	288.7	279.6	268.0	272.0
Net losses and loss adjustment expenses	248.9	117.1	133.7	135.6	278.1	188.8	206.3	410.1
Policy acquisition expenses	41.0	55.7	59.3	51.8	47.4	51.8	49.1	49.4
General and administrative expenses (1)	31.3	33.6	30.0	29.0	33.2	26.7	26.9	25.0

Underwriting (loss)/income	$(21.4)	$73.2	$59.0	$54.6	$(70.0)	$12.3	$(14.3)	$(212.5)

Ratios
Loss ratio	83.0%	41.9%	47.4%	50.0%	96.3%	67.5%	77.0%	150.8%
Policy acquisition expense ratio	13.7%	19.9%	21.0%	19.1%	16.4%	18.5%	18.3%	18.2%
General and administrative expense ratio(1)	10.4%	12.0%	10.6%	10.7%	11.5%	9.5%	10.0%	9.2%
Expense ratio	24.1%	31.9%	31.6%	29.8%	27.9%	28.0%	28.3%	27.4%
Combined ratio	107.1%	73.8%	79.0%	79.8%	124.2%	95.5%	105.3%	178.2%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Gross written premiums	$381.8	$298.9	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2
Net written premiums	330.7	250.2	305.1	204.0	248.9	192.1	268.8	121.2
Gross earned premiums	328.2	302.0	279.9	266.9	245.7	246.7	234.1	224.0
Net earned premiums	258.7	236.6	231.4	224.4	200.7	207.3	191.8	180.4
Net losses and loss adjustment expenses	188.5	137.9	128.4	148.4	116.4	117.4	120.1	118.8
Policy acquisition expenses	39.0	47.4	42.7	44.3	38.1	41.6	37.6	32.0
General and administrative expenses (1)	41.9	42.8	42.1	41.4	33.5	34.9	29.8	29.8

Underwriting (loss)/income	$(10.7)	$8.5	$18.2	$(9.7)	$12.7	$13.4	$4.3	$(0.2)

Ratios
Loss ratio	72.9%	58.3%	55.5%	66.1%	58.0%	56.6%	62.6%	65.9%
Policy acquisition expense ratio	15.1%	20.0%	18.5%	19.7%	19.0%	20.1%	19.6%	17.7%
General and administrative expense ratio (1)	16.2%	18.1%	18.2%	18.4%	16.7%	16.8%	15.5%	16.5%
Expense ratio	31.3%	38.1%	36.7%	38.1%	35.7%	36.9%	35.1%	34.2%
Combined ratio	104.2%	96.4%	92.2%	104.2%	93.7%	93.5%	97.7%	100.1%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Written and Earned Premiums by Segment and Line of Business

(in US$ millions)

Gross Written Premiums	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Reinsurance
Property Catastrophe Reinsurance	$23.8	$42.7	$91.9	$152.9	$9.4	$53.5	$93.0	$151.0
Other Property Reinsurance	61.3	92.6	81.0	78.5	64.8	78.6	70.9	64.8
Casualty Reinsurance	55.7	76.3	66.6	138.9	42.5	83.4	44.6	138.6
Specialty Reinsurance	53.6	47.9	60.3	103.9	69.6	60.6	79.5	82.7

Total Reinsurance	$194.4	$259.5	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1

Insurance
Property Insurance	$53.7	$51.5	$82.1	$52.4	$53.1	$37.0	$73.6	$38.6
Casualty Insurance	61.3	49.9	53.0	28.6	36.6	38.1	32.9	19.6
Marine, Energy and Transportation Insurance	145.4	102.2	133.7	149.6	107.6	70.5	130.3	123.8
Financial and Professional Lines Insurance	89.8	63.8	68.3	49.7	52.5	68.4	57.4	52.2
Programs	31.6	31.5	29.7	27.6	22.6	5.5	-	-

Total Insurance	$381.8	$298.9	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2

Total Gross Written Premiums	$576.2	$558.4	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3

Net Written Premiums

Reinsurance
Property Catastrophe Reinsurance	$23.9	$43.7	$76.0	$123.5	$9.2	$53.5	$69.6	$116.1
Other Property Reinsurance	62.3	89.2	76.8	64.8	61.0	73.8	63.5	53.3
Casualty Reinsurance	53.9	76.1	66.5	137.3	42.5	82.6	44.3	136.4
Specialty Reinsurance	53.6	47.9	57.5	103.9	69.6	60.6	79.5	82.6

Total Reinsurance	$193.7	$256.9	$276.8	$429.5	$182.3	$270.5	$256.9	$388.4

Insurance
Property Insurance	$41.4	$37.9	$72.1	$21.0	$46.1	$26.9	$65.2	$1.6
Casualty Insurance	43.6	35.5	42.1	20.0	25.7	31.2	24.9	10.5
Marine, Energy and Transportation Insurance	142.2	93.1	103.4	140.7	107.5	59.8	121.5	98.8
Financial and Professional Lines Insurance	82.0	57.9	59.0	(3.1)	48.0	69.9	57.2	10.3
Programs	21.5	25.8	28.5	25.4	21.6	4.3	-	-

Total Insurance	$330.7	$250.2	$305.1	$204.0	$248.9	$192.1	$268.8	$121.2

Total Net Written Premiums	$524.4	$507.1	$581.9	$633.5	$431.2	$462.6	$525.7	$509.6

Net Earned Premiums

Reinsurance
Property Catastrophe Reinsurance	$83.3	$62.3	$60.8	$62.9	$60.4	$52.1	$58.5	$71.6
Other Property Reinsurance	68.0	72.7	68.2	68.2	70.0	64.4	57.0	60.1
Casualty Reinsurance	88.1	82.3	88.1	66.9	75.7	95.3	75.7	82.4
Specialty Reinsurance	60.4	62.3	64.9	73.0	82.6	67.8	76.8	57.9

Total Reinsurance	$299.8	$279.6	$282.0	$271.0	$288.7	$279.6	$268.0	$272.0

Insurance
Property Insurance	$42.8	$36.9	$38.4	$38.4	$37.2	$27.9	$29.1	$28.2
Casualty Insurance	32.5	29.6	29.9	26.3	23.5	25.4	26.5	25.4
Marine, Energy and Transportation Insurance	126.3	108.2	110.9	102.6	100.4	96.6	99.2	93.3
Financial and Professional Lines Insurance	47.0	45.4	39.9	51.5	36.9	57.3	37.0	33.5
Programs	10.1	16.5	12.3	5.6	2.7	0.1	-	-

Total Insurance	$258.7	$236.6	$231.4	$224.4	$200.7	$207.3	$191.8	$180.4

Total Net Earned Premiums	$558.5	$516.2	$513.4	$495.4	$489.4	$486.9	$459.8	$452.4

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Changes in Shareholders’ Equity

	Twelve Months Ended December 31,
(in US$ millions)	2012	2011
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	-	-

Non-controlling interest
Beginning of period	0.4	0.5
Net (loss) for the period	(0.2)	(0.1)

End of period	0.2	0.4

Additional paid-in capital
Beginning of period	1,385.0	1,388.3
New shares issued	22.1	0.8
Ordinary shares repurchased	(62.7)	(8.1)
Preference shares issued	154.5	-
Share-based compensation	17.8	4.0

End of period	1,516.7	1,385.0

Retained earnings
Beginning of period (1)	1,341.6	1,517.0
Net income/(loss) for the period (1)	280.4	(110.1)
Dividends paid on ordinary and preference shares	(78.2)	(65.4)
Proportion due to non-controlling interest	0.2	0.1

End of period	1,544.0	1,341.6

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	124.2	113.4
Change for the period	(11.5)	10.8

End of period	112.7	124.2

Loss on derivatives:
Beginning of period	(0.7)	(1.0)
Reclassification to interest payable	0.2	0.3

End of period	(0.5)	(0.7)

Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	305.4	211.9
Change for the period	9.8	93.5

End of period	315.2	305.4

Total accumulated other comprehensive income	427.4	428.9

Total shareholders’ equity	$3,488.4	$3,156.0

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Comprehensive Income

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2012	2011	2012	2011
Net income/(loss) (1)	$2.0	$12.4	$280.4	$(110.1)

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized losses/(gains) included in net income	(3.1)	(3.0)	2.0	(16.6)
Change in net unrealized gains and losses on available for sale securities held	(43.4)	13.6	7.8	110.1
Loss on derivatives reclassified to interest expense	(0.1)	0.1	0.2	0.3
Change in foreign currency translation adjustment	4.3	10.5	(11.5)	10.8

Other comprehensive (loss)/income	(42.3)	21.2	(1.5)	104.6

Comprehensive (loss)/income	$(40.3)	$33.6	$278.9	$(5.5)

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Condensed Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2012	2011	2012	2011
Net cash from operating activities	$157.8	$65.1	$502.9	$343.5
Net cash (used in)/from investing activities	(30.0)	157.9	(317.2)	(210.5)
Net cash (used in)/from financing activities	(30.8)	(16.2)	35.7	(72.7)
Effect of exchange rate movements on cash and cash equivalents	(7.6)	(6.5)	3.1	(0.3)

Increase in cash and cash equivalents	89.4	200.3	224.5	60.0
Cash at beginning of period	1,374.2	1,038.8	1,239.1	1,179.1

Cash at end of period	$1,463.6	$1,239.1	$1,463.6	$1,239.1

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Twelve Months Ended December 31, 2012	For the Twelve Months Ended December 31, 2011
Provision for losses and loss adjustment expenses at the start of the period	$4,525.2	$3,820.5
Reinsurance recoverables	(426.6)	(279.9)

Net loss and loss adjustment expenses at the start of the period	4,098.6	3,540.6

Net loss and loss adjustment expenses disposed	(9.0)	(20.6)

Provision for losses and loss adjustment expenses for claims incurred
Current period	1,375.9	1,648.3
Prior period release	(137.4)	(92.3)

Total incurred	1,238.5	1,556.0

Losses and loss adjustment expenses payments for claims incurred	(1,080.0)	(982.2)

Foreign exchange losses	32.6	4.8

Net loss and loss adjustment expenses reserves at the end of the period	4,280.7	4,098.6
Reinsurance recoverables on unpaid losses at the end of the period	499.0	426.6

Gross loss and loss adjustment expenses reserves at the end of the period	$4,779.7	$4,525.2

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

	As At December 31, 2012			As At December 31, 2011
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,983.7	$(186.2)	$2,797.5	$2,953.5	$(183.5)	$2,770.0
Insurance	1,796.0	(312.8)	1,483.2	1,571.7	(243.1)	1,328.6

Total losses and loss adjustment expense reserves	$4,779.7	$(499.0)	$4,280.7	$4,525.2	$(426.6)	$4,098.6

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Movements

(in US$ millions)	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$38.6	$(0.8)	$37.8	$13.5	$1.1	$14.6
Insurance	7.6	(3.4)	4.2	(1.1)	8.5	7.4

Release in reserves for prior years during the period	$46.2	$(4.2)	$42.0	$12.4	$9.6	$22.0

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$97.9	$4.3	$102.2	$69.6	$2.7	$72.3
Insurance	30.9	4.3	35.2	(22.7)	42.7	20.0

Release in reserves for prior years during the period	$128.8	$8.6	$137.4	$46.9	$45.4	$92.3

ASPEN INSURANCE HOLDINGS LIMITED

Worldwide Natural Catastrophe Exposures: Major Peril Zones

Based on shareholders’ equity of $3,488.4 million at December 31, 2012. The estimates reflect Aspen’s own view of the modelled maximum losses (“PML’s”) at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)

	Fair Market Value
Marketable Securities - Available For Sale	As At December 31, 2012	As At September 30, 2012	As At June 30, 2012	As At March 31, 2012	As At December 31, 2011

U.S. government securities	$1,126.3	$1,068.6	$975.7	$897.8	$932.4
U.S. agency securities	308.6	311.7	309.2	331.3	295.5
Municipal securities	39.7	39.9	39.9	38.7	35.6
Corporate securities	2,038.5	1,929.7	1,896.7	1,889.1	1,846.5
Foreign government securities	641.0	628.5	596.3	619.5	660.4
Asset-backed securities	53.8	63.8	62.0	63.4	61.0
FDIC Guaranteed	-	3.0	3.0	63.6	72.9
Bonds backed by foreign government	101.1	139.1	119.8	158.5	167.8
Mortgage-backed securities	1,248.3	1,363.5	1,384.8	1,382.7	1,353.7

Total fixed income maturities	5,557.3	5,547.8	5,387.4	5,444.6	5,425.8
Short-term investments	431.5	494.7	489.6	423.5	298.2
Equity securities	200.1	197.1	187.4	188.1	179.5

Total Available For Sale	$6,188.9	$6,239.6	$6,064.4	$6,056.2	$5,903.5

Marketable Securities - Trading

U.S. government securities	$9.4	$38.8	$38.8	$37.4	$32.3
U.S. agency securities	0.2	2.0	1.9	1.8	1.8
Municipal securities	2.9	2.9	2.9	2.9	2.9
Corporate securities	414.4	368.2	337.7	341.9	349.3
Foreign government securities	26.3	21.8	21.9	12.9	7.4
Mortgage-backed securities	-	0.3	-	-	-
Asset-backed securities	2.9	1.3	0.6	0.6	0.7

Total fixed income maturities	456.1	435.3	403.8	397.5	394.4
Short-term investments	2.4	10.6	14.0	10.3	4.1

Total Trading	$458.5	$445.9	$417.8	$407.8	$398.5

Other investments	$45.0	$34.8	$33.1	$33.1	$33.1

Cash	1,463.6	1,374.2	1,309.0	1,173.3	1,239.1
Accrued interest	47.7	49.7	48.8	48.7	49.6

Total Cash and Accrued Interest	$1,511.3	$1,423.9	$1,357.8	$1,222.0	$1,288.7

Total Cash and Investments	$8,203.7	$8,144.2	$7,873.1	$7,719.1	$7,623.8

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Net investment income from fixed income investments and cash	$49.8	$46.9	$51.0	$51.0	$52.9	$55.6	$55.6	$55.3
Net investment income from equity securities	1.3	1.7	1.8	1.4	1.3	1.7	3.0	0.2

Net investment income	51.1	48.6	52.8	52.4	54.2	57.3	58.6	55.5

Net realized and unrealized investment gains excluding the interest rate swaps	5.7	12.9	2.2	9.0	8.9	3.2	9.8	8.4
Net realized investment (losses)/gains from the interest rate swaps	(0.1)	(8.1)	(11.3)	(3.5)	(2.9)	(36.1)	(25.5)	0.1
Other-than-temporary impairment charges	-	(2.1)	(0.9)	-	-	-	-	-

Net realized and unrealized investment gains/(losses)	5.6	2.7	(10.0)	5.5	6.0	(32.9)	(15.7)	8.5

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(37.9)	32.2	36.6	(11.7)	6.1	71.6	52.1	(33.6)

Total return on investments	$18.8	$83.5	$79.4	$46.2	$66.3	$96.0	$95.0	$30.4

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.88%	3.04%	3.19%	3.31%	3.37%	3.54%	3.64%	3.65%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.0 years	2.8 years	2.9 years	3.0 years	2.9 years	3.1 years	3.1 years	3.2 years

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Net assets (1)	$3,488.4	$3,554.2	$3,435.1	$3,210.9	$3,156.0
Less: Preference shares	(508.1)	(508.1)	(508.1)	(353.6)	(353.6)

Total	$2,980.3	$3,046.1	$2,927.0	$2,857.3	$2,802.4

Ordinary shares outstanding (in millions)	70.754	71.012	70.687	71.496	70.656
Ordinary shares and dilutive potential ordinary shares (in millions)	73.312	73.341	73.161	74.064	73.339
Book value per ordinary share	$42.12	$42.90	$41.41	$39.96	$39.66
Diluted book value per ordinary share	$40.65	$41.53	$40.01	$38.58	$38.21

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income/(Loss) Reconciliation

Net income/(loss) is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
(in US$ millions except where stated)

Net income/(loss) as reported (1)	$2.0	$12.4	$280.4	$(110.1)
Preference share dividends	(8.5)	(5.7)	(31.1)	(22.8)

Net (loss)/income available to ordinary shareholders	(6.5)	6.7	249.3	(132.9)

Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.4	(3.7)	2.2	0.1
Net realized (gains)/losses on investments	(5.3)	(3.7)	(2.7)	39.6

Operating (loss)/income after tax available to ordinary shareholders	(11.4)	(0.7)	248.8	(93.2)

Tax on operating (loss)/income	(4.9)	(24.8)	13.7	(40.6)

Operating (loss)/income before tax available to ordinary shareholders	$(16.3)	$(25.5)	$262.5	$(133.8)

Weighted average ordinary shares outstanding (in millions of shares)
Basic	71.007	70.615	71.096	70.665
Dilutive share equivalents:
Employee options	0.356	0.585	0.573	-
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	-	0.097	0.036	-
Performance shares	1.129	1.622	1.247	-
Restricted share units	0.540	0.339	0.562	-
PIERS (2)	0.525	-	0.176	-

Weighted average diluted shares outstanding	73.557	73.258	73.690	70.655

Basic (losses)/earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(0.09)	$0.09	$3.51	$(1.88)
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.01	(0.05)	0.03	-
Net realized (gains)/losses on investments	(0.07)	(0.05)	(0.04)	0.56

Operating (loss)/income adjusted for preference shares dividend	$(0.15)	$(0.01)	$3.50	$(1.32)

Diluted (losses)/earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$(0.09)	$0.09	$3.38	$(1.88)
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.01	(0.05)	0.03	-
Net realized (gains)/losses on investments	(0.07)	(0.05)	(0.04)	0.56

Operating (loss)/income adjusted for preference shares dividend	$(0.15)	$(0.01)	$3.37	$(1.32)

(1) In 2011, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Preferred Income Equity Replacement Securities